SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2003



                         WARP TECHNOLOGY HOLDINGS, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                       000-33197                  88-0467845
------------------------       ---------------------         ----------------
(State of Incorporation)       (Commission File No.)         (I.R.S. Employer
                                                              Identification
                                                                  Number)


             535 West 34 Street, 5th Floor, New York, New York 10001
             -------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 962-9277
             -------------------------------------------------------
              (Registrant's Telephone Number, including area code)


      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         On January 10, 2003 (the "Closing Date"), the Registrant, through its wholly-owned subsidiary 6043577 Canada Inc., acquired one hundred percent (100%) of the issued and outstanding capital stock of Spider Software, Inc. ("Spider"), a privately held Canadian corporation, through a share exchange transaction (the "Transaction") pursuant to a Share Exchange Agreement (the "Exchange Agreement") dated as of December 13, 2002, by and among the Registrant, 6043577 Canada Inc., Spider, the Spider Insiders and the Sellers as Identified on Schedule A thereto. Pursuant to the Exchange Agreement the Spider shareholders were issued approximately 1,500,000 shares of the preferred stock of 6043577 Canada Inc., which in turn is convertible into shares of the Registrant's common stock on a 1 for 1 basis, and the Registrant forgave outstanding Spider promissory notes of approximately $250,000, in exchange for one hundred percent (100%) of the issued and outstanding capital stock of Spider. As of January 16, 2003, approximately 121,780 shares of the preferred stock of 6043577 Canada Inc. had been converted to shares of the Registrant's common stock. A copy of the Exchange Agreement is attached as an Exhibit hereto and is incorporated herein by reference.

         In accordance with the terms and conditions of the Exchange Agreement, the Registrant caused 6043577 Canada Inc. to issue .197707 shares of the preferred stock of 6043577 Canada Inc. for each one (1) share of Spider common stock acquired. The Registrant owns 100 percent of the voting common stock of 6043577 Canada Inc. The preferred stock of 6043577 Canada Inc. has no voting rights or other preferences but is convertible on a 1 for 1 basis into the common stock of the Registrant. As a result, following the closing of the Transaction, Spider became a wholly-owned subsidiary of 6043577 Canada Inc. and thereby a wholly-owned subsidiary of the Registrant.

         Neither the preferred stock of 6043577 Canada Inc., nor the shares of the Registrant's common stock issued upon conversion of such preferred stock (collectively the "Consideration Shares") have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Consideration Shares were issued to the Spider stockholders pursuant to an exemption from registration under Section 4(2) of the Securities Act. The Consideration Shares are subject to restrictions on transfer under the Securities Act and may only be transferred or resold pursuant to an effective registration statement or in compliance with an exemption from such registration. The terms and conditions of the Exchange Agreement were determined through arms-length negotiations between the parties.

         Under the terms and conditions of the Exchange Agreement, the following transactions took place on or subsequent to the Closing Date:

         o As of January 10, 2003, approximately 1,500,000 Consideration Shares were issued to the Spider stockholders in exchange for one hundred percent (100%) of the outstanding common stock of Spider.

         o With the exception of Mr. Greg Parker, all of the directors of Spider resigned

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                  from their positions on the Board of Directors of Spider and
                  Mr. Karl Douglas, the Co-Chairman, CEO and President of Registrant, and Mr. John Gnip, the Co-Chairman and COO of Registrant, were appointed to the Board of Directors of Spider. Subsequent to the Closing Date, the Board of Directors of Spider consists of Messrs. Parker, Douglas and Gnip.

         o Mr. Greg Parker was appointed as a member of the Registrant's Board of Directors. Accordingly, following the Closing Date the Registrant's Board of Directors consists of Messrs. Douglas, Gnip, and Parker and Mr. Carlo Civelli.

         o Mr. Greg Parker was appointed Chief Technology Officer of the Registrant and Michael Corcoran was appointed Chief Engineer of the Registrant.

         Readers are referred to the Exchange Agreement, a copy of which is attached as Exhibit 2.2 to this Report and which is incorporated herein by reference, for its full text.

         Between August 2002 and the Closing Date, the Registrant advanced to Spider a total of approximately $250,000 pursuant to Note Purchase Agreements in order to provide Spider with working capital to finance its operations prior to the closing of the Transaction. Spider issued promissory notes to the Registrant for all such advances. Subsequent to the Closing Date, the Registrant forgave the repayment of the $250,000.

Business of Spider
------------------

         The Registrant is operated as a holding company with two operating subsidiaries: WARP Solutions, Inc. ("WARP") and Spider. Spider was formed as a Canadian Incorporated Company in June of 2000.

         Spider is an information technology company that produces computer software that seeks to improve the speed and reliability of the transactions and information requests that are processed in servers on the Internet and Intranet network systems. Internet and Intranet network systems are collectively referred to herein as "networks."

         Network traffic today consists largely of frequent requests for dynamic content through network infrastructure. Such requests for dynamic content require frequent and real-time database queries. How quickly and reliably an enterprise's network infrastructure processes requests for dynamic content can determine the satisfaction levels of the customers or employees who use the network.

         Currently, network infrastructure generally consists of four layers: i) the internet network, ii) the web server layer, iii) the application layer, and
iv) the database layer. Network systems that offer dynamic content such as travel sites, browser based corporate applications such as

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CRM, ERP and Supply Chain Management applications, and eCommerce applications such as retail merchandise sites all require that requests for dynamic content traverse all four network layers. The application and database layers are generally the slowest, with 100 simultaneous transactions per central processing unit instance at 10 second intervals being typical. This can cause response times to be slow as each request and response have to traverse the four layers of infrastructure. In effect, to the "core" of the infrastructure and back.

         The Spider's SpiderCache Software (the "SpiderCache") eliminates the need for repeated dynamic content requests to traverse through the application and database layers of the infrastructure by storing (i.e. caching) the responses for the most frequently requested information in the memory and on hard disk on the web server away from the core of the infrastructure and diverting such requests to memory for processing. In doing so, SpiderCache reduces the amount of application server and data server infrastructure required to process dynamic content transactions. Additionally, the time required to process such transactions (i.e. latency) can be dramatically shortened. Thus, SpiderCache creates greater network response speed and increases network efficiency by accelerating the processing of dynamic content requests at the application server and database server levels of the infrastructure. The result is increased performance and reduced dependency on high end server infrastructure and software licenses.

         Registrant believes that there is a growing market for its technology and product. With broadband connectivity being more common, the volume of transactions being processed over networks is increasing. Registrant believes that the increase in the number of broadband connections and the related increase in transaction processing have contributed to application congestion in the applications layers and database layers of network enabled applications. Registrant believes that the SpiderCache product can help relieve such application congestion by increasing a network's efficiency through better management of the flow and processing of dynamic transaction requests.

         At present, the SpiderCache software is considered to be a mid-stage product. Spider believes that the product has gone through substantial customer requested feature enhancements, and will require approximately one year of customer requested feature enhancements to reach maturity. Spider believes, despite the relative immaturity of its product, that it will be able to attract customers to the SpiderCache product because of its potential performance and cost saving benefits.


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

         The central philosophy behind Spider's technology strategy is to increase the performance in the delivery of content, and to increase the capacity of the server stack, and then to distribute this content in order to optimize the network.

Revenue Model
-------------

         Spider derives its revenue from the sale of the SpiderCache product either through channel sales to end-users or, on a limited basis, by direct sales to end users. Generally, all end users will enter into a maintenance agreement with Spider under which Spider will be paid an annual service fee for the maintenance, support and upgrades of the SpiderCache product and any future Spider products.

Marketing
---------

         Spider's current marketing effort consists mainly of direct contact with potential channel resellers or direct customers. Such contact generally take place either by telephone or in person. Spider is not currently engaged in any general advertising campaigns. Spider's current internal sales force consists of one direct Spider employee. Spider's sales efforts are currently focused on developing its OEM and channel reseller network.

Competition
-----------

         There is significant competition among static and dynamic content acceleration technology producers and service providers. IBM Corp., Oracle Corp. and BEA Systems, Inc. have each added functions to their application server products which increase the efficiency, on a limited basis, of static and dynamic content delivery. Static caching vendors such as Volera, InfoLibria and Network Appliances Corp. have developed frequent "time-to-live" ("TTL") cache refresh based architectural approaches to dynamic content acceleration. Service vendors such as Akamai Technologies, Inc. have developed approaches to dynamic content acceleration which it offers to customers on an outsourcing basis. Chutney Technologies, Zend, and other development stage companies, are also developing technologies for dynamic content acceleration.

         The technology industry in general is highly competitive and Spider expects significant competition for its dynamic content acceleration technology. Many of Spider's competitors, including some of those identified above, have been in business for a number of years, have established customer bases, are larger, and have greater financial resources than Spider. There can be no assurance as to the degree to which we will be able to successfully compete in Spider's industry.


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

Employees
---------

          At present Spider has five full time employees including Greg Parker, who is also the Chief Technology Officer of the Registrant.

Forward Looking Statements
--------------------------

         Certain statements in this Form 8-K and in other filings by the Registrant with the Securities and Exchange Commission (the "Commission") may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words believe", "expect", "intend", "anticipate", "estimate", "may increase", variations of such words, and similar expressions or future or conditional verbs such as "will", "should",
(W)ould", and "could" identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Such forward-looking statements include those relating to future opportunities, the outlook of customers, the reception of new products and technologies, and the success of new initiatives. In addition, such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Registrant to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include: (i) demand for the Registrant's products; (ii) the actions of current and potential new competitors; (iii) changes in technology; (iv) the nature and amount of the Registrant's revenues and expenses; and (v) overall economic conditions and other risks detailed from time to time in the Registrant's periodic earnings releases and reports filed with the Commission, as well as the risks and uncertainties discussed in this Form 8-K and the Registrants Annual Report on Form 10-KSB.

Item 6.  Resignation of Director.

         On the Closing Date, in connection with the Transaction, the Board of Directors of the Registrant appointed Mr. Greg Parker to serve as a director of the Registrant to fill a vacancy on its Board of Directors. The following is biographical information on Mr. Parker:

         Greg Parker, Age 40: On January 2, 2003, Mr. Parker was appointed Chief Technology Officer of the Registrant and on January 10, 2003 Mr. Parker was appointed to the Board of Directors of the Registrant. Mr. Parker has over 17 years of experience in the technology industry. Mr. Parker co-founded and has been the CEO and President of Spider since June 2000. Prior to founding Spider, from 1999 to 2000, Mr. Parker was the Director of Technology and Development at Branium.com, a leading-edge Internet company delivering educational multimedia content. From 1998 to 1999, Mr. Parker was the Director of Product Planning and Strategy for Enlogix Inc., a provider of utility billing and customer relationship management solutions for over three million consumers. From 1992 to 1998, Mr. Parker was head of IT Planning and Architecture for Westcoast Energy Inc., a multinational energy company. From 1989 to 1992, Mr. Parker was a Senior Consultant/Product Developer at Oracle Corporation. Mr. Parker holds an Honors BSc in Astrophysics and Computer Science from the University of Toronto.

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

Item 7.  Financial Statement and Exhibits.

         (a) Financial Statements of the Business Acquired

         The financial statements responsive to this Item 7(a) shall be filed by an amendment to this Current Report on Form 8-K.

         (b) Pro Forma Financial Information

         The financial statements responsive to this Item 7(b) shall be filed by an amendment to this Current Report on Form 8-K.

         (c) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit  Description
-------  -----------

2.2 Form of Share Exchange Agreement dated as of December 13, 2002 by and among WARP Technology Holdings, Inc., 6043577 Canada Inc., Spider Software Inc., the Spider Insiders and the Persons Identified on Schedule A thereto.

10.7 Form of Put and Call Agreement dated as of December 13, 2002, by and among Warp Technology Holdings, Inc., 6043577 Canada Inc., and all of the Shareholders of Spider Software Inc.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, WARP Technology Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 24, 2003

                                            WARP TECHNOLOGY HOLDINGS, INC.


                                            By: /s/ Karl Douglas
                                                -------------------------------
                                                Karl Douglas, CEO and President



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

                                  EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit  Description
-------  -----------

2.2 Form of Share Exchange Agreement dated as of December 13, 2002 by and among WARP Technology Holdings, Inc., 6043577 Canada Inc., Spider Software Inc., the Spider Insiders and the Persons Identified on Schedule A thereto.

10.7 Form of Put and Call Agreement dated as of December 13, 2002, by and among Warp Technology Holdings, Inc., 6043577 Canada Inc., and all of the Shareholders of Spider Software Inc.





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